UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-169372	26-1251524
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, IL 60608

(Address of principal executive offices and zip code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 12, 2011, Ryerson Inc. announced that as of December 9, 2011 it has acquired Turret Steel Industries, Inc. and Sunbelt-Turret Steel, Inc., steel service centers headquartered in Pittsburgh. The acquisition also includes Turret-affiliated companies Wilcox Steel and Imperial Logistics. Terms of the transaction were not disclosed.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Press Release dated December 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2011

RYERSON HOLDING CORPORATION

By:	/s/ Terence R. Rogers
Name:	Terence R. Rogers
Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated December 12, 2011.